UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 or 15(d) Of

the Securities and Exchange Act Of 1934

February 12, 2013 (January 3, 2013)

Date of Report (Date of earliest event reported)

ACTAVIS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-13305	95-3872914
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Morris Corporate Center III 400 Interpace Parkway Parsippany, New Jersey		07054
(Address of principal executive offices)		(Zip Code)

(862) 261-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed solely to amend Item 2.05 of the January 8, 2013 Current Report filed by Actavis, Inc. (“Actavis” or the “Company”) in order to provide the amount of estimated accelerated depreciation charges expected to be incurred in connection with the planned restructuring of the Company’s Corona, California facility. This Current Report on Form 8-K/A does not otherwise revise or update the January 8, 2013 Current Report in any way.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On January 8, 2013, Actavis filed a Current Report on Form 8-K reporting amounts of certain pre-tax future cash expenditures it expected to incur in connection with the planned restructuring of operations at its Corona, California facility. As of the date of the filing of that Current Report, the Company was unable to provide a good faith estimate of the accelerated depreciation charges it expected to incur through the end of 2014 when the restructuring is expected to be completed.

The Company believes it can now make a good faith estimate of the accelerated depreciation costs it expects to incur in connection with the restructuring of its Corona facility. As of the date of this filing, the Company expects to incur non-cash accelerated depreciation costs of approximately $55 to $60 million through the end of 2014 when the restructuring of its Corona operations is expected to be completed.

Forward Looking Statements

Any statements in this Form 8-K/A about future expectations, plans and prospects for the Company, including without limitation our expectations regarding the amount of accelerated depreciation charges and the timing of the expected completion of the Corona restructuring, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements represent management’s current expectations and are inherently uncertain. There are a number of important factors that could cause actual results to differ materially from those indicated by such forward-looking statements. including, but are not limited to, those discussed in the section titled “Risk Factors” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission, or SEC, on February 16, 2012, and as updated in our subsequent filings with the SEC. Furthermore, such forward-looking statements speak only as of the date of this report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2013	ACTAVIS, INC.

	By:	/s/ David Buchen
David Buchen
Chief Legal Officer - Global